EXHIBIT 10.2
                                                                    ------------
                                     FORM OF
                                     -------
                       FIRST AMENDMENT TO GRANT AGREEMENT
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                                       OF
                                       --
                                  CHATTEM, INC.
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          (APPLIES ONLY TO CERTAIN EMPLOYEES AND EXECUTIVE OFFICERS(1))

         THIS FIRST AMENDMENT TO GRANT AGREEMENT (this "Amendment") is made and entered to be effective as of the 30th day of November, 2005 (the "Effective Date"), by and between Chattem, Inc., a Tennessee corporation ("Chattem"), and ________________________ ("Optionee"), and amends the Grant Agreement (as defined below). Capitalized terms used herein but not defined shall have the meaning ascribed to such terms in the Chattem, Inc. Stock Incentive Plan - 2005 (the "Plan").

         WHEREAS, pursuant to the Plan, as adopted by the Board of Directors on January 25, 2005 and approved by Chattem's shareholders at their annual meeting on April 13, 2005, the Committee has granted certain Non-Qualified Stock Options (the "Granted Options") to Optionee as set forth on Schedule A hereto, in accordance with the provisions of the Grant Agreement dated ________________, 2005, the Terms and Conditions of Stock Option Grant attached thereto (collectively, the "Grant Agreement") and the Plan;

         WHEREAS, the Grant Agreement outlines a four-year vesting schedule (the "Vesting Schedule"), pursuant to which the Granted Options will become vested in Optionee; and

         WHEREAS, the Committee has approved certain modifications to the Grant Agreement as reflected in this Amendment, and Chattem and Optionee desire to enter into this Amendment, upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations set forth herein, and for other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto agree to amend the Grant Agreement as follows:

         1. Notwithstanding the Vesting Schedule set forth in the Grant Agreement, the vesting of any and all unvested Granted Options is hereby accelerated, and such Granted Options shall become fully vested as of the Effective Date. Any such unvested Granted Options which become vested in Optionee as a result of such acceleration are hereby referred to as the "Accelerated Options."

         2.    Optionee hereby acknowledges, understands and agrees that
Optionee shall be prohibited from transferring the shares of common stock of Chattem which Optionee may
_______________
(1) This Amendment applies only to the following Optionees: Zan Guerry, Robert
E. Bosworth, Andrea M. Crouch, Ron Galante, Richard W. Kornhauser, Richard D. Moss, B. Derrill Pitts, Donald K. Riker, Charles M. Stafford, Theodore K. Whifield, Jr., Blair Ramey, Dean Patten and Joe Czerwinski.
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acquire upon the exercise of any portion of the Accelerated Options prior to the earlier of the date such options would have become vested as set forth in the Vesting Schedule or as otherwise specified in the Plan.

         3. Except as specifically amended hereby, the Grant Agreement shall remain in full force and effect as originally executed.





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         IN WITNESS WHEREOF, this First Amendment to Grant Agreement of Chattem,
Inc. is hereby executed to be effective as of the date first above written.




                                             CHATTEM:

                                             CHATTEM, INC.


                                             _________________________________

                                             By: _____________________________





                                             OPTIONEE:


                                             _________________________________

                                             Printed Name:____________________
























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